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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (date of earliest event reported): August 13, 2002

                                   OCTEL CORP.

             (Exact name of registrant as specified in its charter)
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
              Delaware                                 1-13879                               98-0181725

-------------------------------------     ----------------------------------     -----------------------------------
  (State or other jurisdictions of                   Commission                            (I.R.S. employer
           Incorporation)                            File Number                        identification number)



       Octel Corp., Global House, Bailey Lane, Manchester, UK      M90 4AA
    --------------------------------------------------------------------------
     (Address of principal executive offices)                    (zip code)


    Registrant's telephone number, including area code: 011-44-161-498-8889
                                                       ---------------------


Item 5.   Other Events

          On August 13, 2002, the Board of Directors of Octel Corp., a Delaware corporation, adopted a semi-annual dividend policy. Under the policy, regular dividends will be declared semi-annually at the Board's discretion.

          The Board also declared a semi-annual dividend of 5 cents per share on common stock. The cash dividend will be payable on September 30, 2002 to common stockholders of record at the close of business on August 26, 2002.

Item 7.   Financial Statements and Exhibits

          (c) Exhibits:

          Item            Exhibit Index
          ----            -------------

          99.1            Press Release, dated August 13, 2002

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OCTEL CORP.



                                         By:      /s/ Alan G. Jarvis
                                                  ------------------
                                         Name:    Alan G. Jarvis
                                         Title:   Chief Financial Officer



Date:    August 15, 2002

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                                  EXHIBIT INDEX


     Exhibit                        Description


99.1                Press Release, dated August 13, 2002